grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS Endo to Acquire American Medical Systems (AMS) April 11, 2011 Exhibit 99.2

grow. collaborate. innovate. thrive.

FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements regarding, among other things, the proposed business combination between Endo and AMS,
Endo’s and AMS’ financial position, results of operations, market position, product development and business strategy, as well as estimates of Endo’s future total revenues, future expenses, future net income and future earnings per share.  Statements including words such as “believes,” “expects,”
“anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,” “guidance” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect the proposed business combination of the companies, future financial results and could cause actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to: the risk that the acquisition will not close; the risk that Endo’s business and/or AMS’ business will be adversely impacted during the pendency of the acquisition; the risk that the operations of the two companies will not be integrated successfully; Endo’s and
AMS’ ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products;
Endo’s ability to obtain regulatory approval of any of Endo’s pipeline products; competition for the business of Endo’s branded and generic products, and in connection with its acquisition of rights to intellectual property assets; market acceptance of Endo’s future products; government regulation of the pharmaceutical  and medical device industry;  Endo’s dependence on a small number of products; Endo’s dependence on outside manufacturers for the manufacture of a majority of its products;  Endo’s dependence on third parties to supply raw materials and to provide services for certain core aspects of its business; new regulatory action or lawsuits relating to Endo’s use of narcotics in most of its core products; Endo’s exposure to product liability claims and product recalls and the possibility that Endo may not be able to adequately insure itself; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; Endo’s ability to successfully implement its acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of its products and products in development; the availability of third-party reimbursement for Endo’s products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which Endo has been indemnified; Endo’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total revenues; a determination by a regulatory agency that Endo is engaging or has engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of its products; the risk that demand for and acceptance of Endo’s products or services may be reduced; the risk of changes in governmental regulations; the impact of economic conditions; the impact of competition and pricing and other risks and uncertainties, including those detailed from time to time in the companies’ periodic reports filed with the Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “RISK FACTORS" in their annual reports on Form 10-K for the year ended December 31, 2010, which were filed with the
Securities and Exchange Commission. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. The companies assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive. 3 • Strategic Rationale – Dave Holveck • AMS Overview – Anthony Bihl • Operational Overview – Julie McHugh • Financial Review – Alan Levin 3 AGENDA

grow. collaborate. innovate. thrive. 4 4 Dave Holveck President and Chief Executive Officer

grow. collaborate. innovate. thrive.

AMS – STRATEGIC RATIONALE
Furthers stated strategy to respond to the
changing economics that drive the
U.S. healthcare environment
• Evolving from a product-driven company to a healthcare
solutions provider
• Healthcare reform puts a premium on providing cost-
effective health solutions
• Balances Endo’s integrated business model
Strengthens Endo’s core urology franchise
• AMS gives Endo scale in urology therapeutic space with
approximately $1BN in sales
• AMS enhances Endo’s ability to offer patients solutions
through the entire course of urology treatment options
• AMS has solid market share in several niche categories
that have grown in the mid-to-high single digit range over
the long term
Brings scale to devices and services business
• Shorter, less expensive product development
• Favorable pricing and reimbursement flexibility
• Higher degree of cash flow sustainability supported by
life cycle management through innovation, less product
substitution risk and continued volume-driven market
growth
By acquiring a high-growth asset, will diversify and
boost revenue and earnings’ streams
• Advances growth on several metrics and is immediately
accretive to earnings on a cash basis by $0.60 in 2012.
• Further diversifies Endo across Branded Pharmaceuticals,
Generic and Devices & Services segments
• AMS has a robust product portfolio and a strong product
cadence over the next 12 months

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6 6
KEY TRANSACTION TERMS
Purchase Price
•
$30 per share; $2.9B
Cash/Share Mix
•
All cash
Funding Mix
•
Combination of cash and fully-committed term loans and bonds
Time to Accretion
•
Immediately accretive to adjusted diluted earnings per share (EPS);
accretive by $0.60 in 2012 and accelerating to $0.80 in 2013
•
Dilutive by $0.61 in 2011 and $0.05 in 2012 to Reported GAAP EPS
reflecting purchase accounting and other transaction-related charges. Accretive by $0.25 to Reported GAAP EPS in 2013
Closing Conditions
•
Subject to customary closing conditions and regulatory approval
Transaction Close
•
Expected in late 3Q11

grow. collaborate. innovate. thrive.

ENDO’S TRANSFORMATION
Transformation Through Organic Growth
• Diversified business lines to maximize
growth
• Enhanced commercial model driving
growth via strategic resource deployment
• Invested in R&D portfolio yielding a
diversified pipeline of products with two
branded products pending FDA approval
• Bolstered management team by adding
expertise and experience in managing
and growing a larger enterprise
Transformation Through Strategic Growth
• With Indevus, we secured a position
in urology
• HealthTronics gave us an established
presence in Devices & Services and critical
mass in urology
• Penwest strengthened our pain business
enhancing profitability & flexibility in the
opioid franchise
• Qualitest brought scale to our generics
business & strengthened our pain portfolio
• AMS establishes scale in devices
and services and solidifies our position
covering the urology market

grow. collaborate. innovate. thrive.
30%
25%
28%
17%

TRANSFORMS ENDO INTO DIVERSIFIED HEALTHCARE SOLUTIONS
COMPANY
37%
32%
10%
21%
46%
33%
21%
Lidoderm®
Generic
Men’s
Health
12/31/10: $2,114MM (1)
12/31/10: $538MM (2)
12/31/10: $2,676MM
Revenue mix
Endo
AMS
Pro Forma
1. Pro forma for full year of 2010 acquisitions
2. Excludes discontinued operations
Other Branded
Devices &
Services
Women’s
Health
BPH
Lidoderm®
Generic
Other Branded
Devices &
Services
Revenue mix
Revenue mix

grow. collaborate. innovate. thrive. 9 ENDO’S INTEGRATED BUSINESS MODEL Devices & Services Generics Branded Pharmaceuticals Pain Urology Oncology Endocrinology

grow. collaborate. innovate. thrive.

Blend the Best of Both Companies
•
AMS brings a seasoned management team with significant experience running an established medical device business
•
Upon the signing of this transaction, Endo plans to assemble an integration team comprised of members of management from both companies to develop and implement a detailed transition plan
•
Anthony Bihl, current CEO of AMS, will join the Endo management team for at least one year and continue to lead the AMS business

INTEGRATION OF AMS INTO ENDO
Successful Track Record
• Indevus
• HealthTronics
• Penwest
• Qualitest
Qualitest Integration Update
• Integration has thus far been successful and
remains on track
• Endo is confident in realizing the projected
synergies of $30MM
• Expects integration process to be completed
by 2Q11

grow. collaborate. innovate. thrive. 11 11 Anthony Bihl President and Chief Executive Officer – AMS

Other 1%
Men's Health 45%
BPH 21%
Women's Health 33%

International 27%
United States 73%

grow. collaborate. innovate. thrive.

Leading Provider of Devices to Pelvic Health Space
• Men’s Health: Solutions for male incontinence and erectile dysfunction prostheses
• Women’s Health: Solutions for female incontinence and pelvic floor repair
• Benign Prostatic Hyperplasia (BPH) Therapy: Laser treatments
Strong Product Portfolio Supported by Robust Future Product
Cadence
• Leading market share in several categories that have historically grown in the mid-to-high single digit range over the long-term
• Near-term growth driven by new product launches and initiatives such as the GreenLight XPS console and MoXy fiber
Seasoned Management Team and High Quality Assets
• Team has significant experience running a growing devices business
• Four global facilities – two in the US (Minnetonka, MN and San Jose, CA)
and two in Europe (Bruekelen, Netherlands and Athlone, Ireland)

AMS COMPANY PROFILE
Revenue by Segment
FY 2010
Revenue by Geography
FY 2010

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AMS – PRODUCT PORTFOLIO
Men’s Health BPH Women’s Health
Product Description
Monarc
Self-fixating, sub-fascial
hammock for treatment of
stress incontinence
MiniArc
Single-Incision Sling for
stress incontinence
Acticon
Neosphincter used to treat
severe fecal incontinence
Elevate
Transvaginal pelvic floor
repair system (requires no
external incisions)
Product Description
AMS 800 Artificial Urinary Sphincter
InVance
Less invasive treatment for
moderate incontinence
AdVance
Less invasive treatment for
mild to moderate
incontinence
UroLume
Endoprosthesis for non-
surgical candidates
Acticon
Neosphincter to treat
severe fecal incontinence
AMS 700
Semi-rigid malleable
prostheses / inflatable
prostheses for treatment of
Erectile Dysfunction
Product Description
GreenLight
Photovaporization / laser
therapy designed to remove
prostatic tissue
StoneLight
Laser treatment of urinary
stones
SureFlex
Fiber optic line designned
for holmium laser
lithotripsy
TherMatrx
Less invasive tissue ablation
technique for men not yet
to the point of urethral
obstruction

grow. collaborate. innovate. thrive. 14 14 Julie McHugh Chief Operating Officer

Lidoderm
LIDOCAINE PATCH 5%

Percocet
(oxycodone and acetaminophen tablets, USP)

OPANA
(oxymorphone HCl)

Voltaren Gel

VALSTAR
(valrubicin)

VANTAS
(histrelin implant)

+

grow. collaborate. innovate. thrive.
15 15
BUILDS ON PROGRESS IN ENDO DEVICES AND SERVICES
Focused Investment to Accelerate Growth
• Acquired HealthTronics in 2010 which gave Endo relationships with 1/3 of all urology practices in the
United States
• This is complemented by the strong reputation and relationships that AMS sales force brings from its singular focus on the pelvic health space
• Combined with a strong product portfolio and a strong cadence of new introductions over the next
12-24 months

Branded Pharmaceuticals
Devices & Services
AMS Devices & Services
Generic Pharmaceuticals

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16
Aligned with existing strategy of targeting urology therapeutic area
• Urology is an attractive growth area due to aging demographics, an increase in minimally invasive surgical procedures and remaining areas with significant unmet needs
• Indevus transaction gave Endo a presence in the urology space with its pharmaceutical offerings
• HealthTronics transaction built upon this with a device and service business exclusively targeting the urology space
Positions Endo to provide comprehensive solutions across the entire urology spectrum
• Endo will offer a wide spectrum of product offerings including:
– Pharmaceuticals such as VANTAS (prostate cancer) and VALSTAR (bladder cancer)
– Medical devices and services such as lithotripsy equipment, BPH lasers and cryosurgery devices and pathology services
– Surgical devices / implants for treating pelvic disorders such as urinary incontinence and erectile dysfunction
• Provides scale enabling Endo to provide a breadth of products at multiple value points

ENHANCES ENDO’S CORE UROLOGY FRANCHISE

AMS Leads the Pelvic Health Space

- # 1 position in 5 product categories with market shares ranging from 30% to 92%
- Position is underpinned by strong product portfolio, best-in-class sales force and solid relationships with urologists and urogynecologists

Strong Launch Cadence over Next 12-24 Months

- Women's Health: Elevate PC
- Men's Health: AdvanceXP
- BPH: GreenLight XPS console and MoXy fiber

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A STRONG DEVICES BUSINESS WITH HEALTHY PIPELINE
Solid Market Positions Permit AMS to Benefit from Volume Rebounds
CATEGORY POSITION SHARE
Erectile Restoration #1 76%
Male Urinary Continence #1 92%
Female Urinary Continence #1 30%
Pelvic Floor Repair #1 33%

grow. collaborate. innovate. thrive.
18
Drive Growth Through Promotional and Educational Efforts
• Leverage AMS’ highly regarded training programs and customer education outreach
• Utilize Endo’s best-in-class sales force analytics to better optimize how the sales force is deployed
Additional Operational and Revenue Opportunities
• Drive faster adoption and uptake of the GreenLight laser by improving awareness of the clinical and operational benefits relative to the TURP option
• Further develop our existing relationships with urology partnerships at HealthTronics
Improve R&D Processes
• Tap into Endo’s ability to successfully deliver new products through development and FDA approval
• Utilize Endo’s virtual R&D model to accelerate R&D cycle

SUBSTANTIAL GROWTH OPPORTUNITIES

grow. collaborate. innovate. thrive. 19 19 Alan Levin Executive Vice President and Chief Financial Officer

grow. collaborate. innovate. thrive.
20 20
KEY TRANSACTION TERMS
Purchase Price
•
$30 per share; $2.9B
Cash/Share Mix
•
All cash
Funding Mix
•
Combination of cash and fully-committed term loans and bonds
Time to Accretion
•
Immediately accretive to adjusted diluted earnings per share (EPS);
accretive by $0.60 in 2012 and accelerating to $0.80 in 2013
•
Dilutive by $0.61 in 2011 and $0.05 in 2012 to Reported GAAP EPS
reflecting purchase accounting and other transaction-related charges. Accretive by $0.25 to Reported GAAP EPS in 2013
Closing Conditions
•
Subject to customary closing conditions and regulatory approval
Transaction Close
•
Expected in late 3Q11

DIVERSIFICATION OF BUSINESS
2008
2008
Pro-forma 2011
Pro-forma 2011
Lidoderm in 2010 contributed approximately 50% of revenue to the business and following closing, Lidoderm will now represent less than 30%
grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive.
22
GROWTH PROSPECTS & SYNERGIES
AMS Business Growth Prospects
• AMS has grown at a mid-to-high single digit rate over the long-term and is expected to continue to do so supported by:
– Rebound in procedure volumes
– Favorable long-term demographic trends such as an aging population
– Overall growth in its end markets aided by market development efforts
– Modest price flexibility and new product introductions
– Desirability of minimally invasive procedures
Devices and Services Growth Prospects
• Devices and Services segment will now generate approx. $800MM in pro forma sales
• Expected revenue growth rate in the high single digits
• EPS accretion is approximately $0.60 in 2012 accelerating to $0.80 in 2013
Cost Synergies: a minimum of $50MM achieved by 2013
• Savings expected in SG&A, manufacturing and procurement efficiencies

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2011 ENDO STANDALONE GUIDANCE REITERATED*
Guidance
Revenue range $2.35BN - $2.45BN
Adjusted diluted EPS range $4.20 - $4.30
Reported (GAAP) diluted EPS range $2.43 - $2.53
* Excludes financial impacts of the acquisition of American Medical Systems, Inc grow. collaborate. innovate. thrive. 24 24 Dave Holveck President and Chief Executive Officer

grow. collaborate. innovate. thrive.

A STRONG STRATEGIC FIT
In Line with Strategy as Solutions Provider with an Integrated Business Model
Boosts Revenue and Earnings Growth While Increasing Stability
Questions?
Significantly Enhances Endo’s Business Diversification
Strengthens Endo’s Leading Core Urology Franchise

grow. collaborate. innovate. thrive.
26 26
RECONCILIATION OF NON-GAAP MEASURES

For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2011
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $2.43 $2.53
Upfront and milestone-related payments to partners
$0.35 $0.35
Amortization of commercial intangible assets and inventory step-up
$1.33 $1.33
Acquisition and integration costs related to recent acquisitions.
$0.26 $0.26
Interest expense adjustment for ASC 470-20 and the amortization of the premium on debt acquired from Indevus
$0.16 $0.16
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($0.33) ($0.33)
Diluted adjusted income per common share guidance
$4.20 $4.30
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of February 28, 2011
•Excludes the acquisition of American Medical Systems, Inc.

grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS Endo to Acquire American Medical Systems (AMS) April 11, 2011